UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2025

Texas Pacific Land Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-39804	75-0279735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Pacific Avenue, Suite 2900,
Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2025, the Board of Directors of Texas Pacific Land Corporation (the “Company”) approved and adopted the Fourth Amended and Restated Bylaws of the Company (the “Fourth Amended and Restated Bylaws”), which became effective upon approval, to implement a proxy access right, as well as to make certain conforming, clarifying, administrative and other non-substantive changes.

Pursuant to the Fourth Amended and Restated Bylaws, a stockholder, or a group of up to 20 stockholders, who has continuously owned at least 3% of the Company’s outstanding common stock for at least three consecutive years, may nominate the greater of two or 25% of the number of directors in office as of the last day on which the notice of proxy access nomination (the “Nomination Notice”) may be submitted, if the stockholder(s) and the nominee(s) satisfy the applicable eligibility, procedural, content and notice requirements set forth in the Fourth Amended and Restated Bylaws. Stockholders seeking to have one or more nominees included in the Company’s proxy statement must deliver the Nomination Notice required by the Fourth Amended and Restated Bylaws to the attention of the Secretary of the Corporation not earlier than the close of business on the 150th day before the date of the one year anniversary of the immediately preceding year’s annual meeting, and not later than the close of business on the 120th day before the date of such anniversary; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting is scheduled for a date that is more than 30 days before or more than 60 days after such anniversary date, to be timely, the Nomination Notice must be received not earlier than the close of business on the 150th day before such annual meeting and not later than the close of business on the later of the 120th day before such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

The foregoing description of the Fourth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Texas Pacific Land Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Texas Pacific Land Corporation

Date: August 8, 2025	By:	/s/ Micheal W. Dobbs
	Name:	Micheal W. Dobbs
	Title:	SVP, General Counsel and Secretary